Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 2, 2018	November 7, 2018
and Prospectus Supplement dated August 10, 2018)

Oxford Lane Capital Corp.

$300,000,000

Common Stock

This prospectus supplement supplements the prospectus supplement dated August 10, 2018 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated August 2, 2018 (the “Base Prospectus,” together with the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to November 6, 2018, we sold a total of 18,273,688 shares of common stock pursuant to the “at-the-market” offering. Of the 18,273,688 shares of common stock sold, 13,813,244 shares were sold pursuant to our prior registration statement on Form N-2 (File No 333-205405) (the “Prior Registration Statement”). The total amount of capital raised as a result of these sales of common stock was approximately $196.3 million ($147.6 million pursuant to the Prior Registration Statement) and net proceeds were approximately $192.1 million ($144.5 million pursuant to the Prior Registration Statement) after deducting the sales agent’s commissions and offering expenses.

SECOND QUARTER 2018 FINANCIAL HIGHLIGHTS

•	Net asset value (“NAV”) per share as of September 30, 2018 stood at $9.93, compared with a NAV per share on June 30, 2018 of $9.98.

•	Net investment income (“NII”), calculated in accordance with generally accepted accounting principles (“GAAP”), was approximately $11.7 million, or $0.35 per share, for the quarter ended September 30, 2018.

•	Our core net investment income (“Core NII”) was approximately $15.2 million, or $0.46 per share, for the quarter ended September 30, 2018.

o	Core NII represents GAAP NII adjusted for additional cash distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation (“CLO”) equity investments while excluding any cash distributions believed to represent a return of capital. See additional information under “Supplemental Information Regarding Core Net Investment Income” below.

o	While, in our experience, cash flow distributions have historically represented useful indicators of our CLO equity investments’ annual taxable income during certain periods, we believe that current and future cash flow distributions may be less accurate indicators of taxable income with respect to our CLO equity investments than they have been in the past. Accordingly, our taxable income may materially differ from GAAP NII and/or Core NII.

•	Total investment income for the second fiscal quarter of 2018 amounted to approximately $21.9 million, which represented an increase of $0.6 million from the first fiscal quarter of 2018.

o	For the quarter ended September 30, 2018 we recorded investment income from our portfolio as follows:

▪	$21.1 million from our CLO equity investments, and

▪	$0.8 million from our CLO debt investments and other income.

•	As of September 30, 2018 the following metrics applied (note that none of these values represented a total return to shareholders):

o	The weighted average yield of our CLO debt investments at current cost was 11.0%, compared with 11.2% as of June 30, 2018.

o	The weighted average GAAP effective yield of our CLO equity investments at current cost was 15.6%, compared with 16.7% as of June 30, 2018.

o	The weighted average cash yield of our CLO equity investments at current cost was 20.7%, compared with 22.4% as of June 30, 2018.

•	For the quarter ended September 30, 2018 we recorded a net increase in net assets resulting from operations of approximately $8.6 million, or $0.26 per share. This included the following approximations:

o	Net investment income of $11.7 million;

o	Net realized gain of $1.0 million; and

o	Net unrealized depreciation of $4.1 million.

•	During the quarter ended September 30, 2018 we made additional CLO investments of approximately $157.6 million, and received $91.0 million from sales and repayments of our CLO investments.

•	During the second fiscal quarter of 2018, we issued a total of 4,925,093 shares of common stock pursuant to an “at-the-market” offering. After deducting the sales agent’s commissions and offering expenses, this resulted in net proceeds of approximately $52.3 million.

•	On October 11, 2018, we entered into a Third Amended and Restated Repurchase Transaction Facility with Nomura Securities International, Inc. to extend the repurchase transaction by three months until July 2, 2019.

•	On October 30, 2018 our Board of Directors declared the following distributions on our common stock:

Month Ending	Record Date	Payment Date	Amount Per Share
January 31, 2019	January 24, 2019	January 31, 2019	$0.135
February 28, 2019	February 21, 2019	February 28, 2019	$0.135
March 31, 2019	March 22, 2019	March 29, 2019	$0.135

Our Board of Directors also declared the required monthly dividends on our Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares (each, a “Share”) as follows:

Preferred Shares Type	Per Share Dividend Amount Declared	2018 Record Dates	2018 Payment Dates
Series 2023	$0.156250	December 24, January 24, February 21	December 31, January 31, February 28
Series 2024	$0.140625	December 24, January 24, February 21	December 31, January 31, February 28

In accordance with their terms, each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not, in any case, be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

We provide information relating to Core NII (a non-GAAP measure) on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. Core NII represents GAAP NII adjusted for additional cash distributions received, or entitled to be received (if any, in either case), on our CLO equity investments.

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method – this is based on an effective yield to the expected redemption utilizing estimated cash flows at current cost. The result is an effective yield for the investment in which the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation is adjusted from the cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by the Company during the period (referred to below as “CLO equity adjustments”).

Furthermore, in order for the Company to continue qualifying as a regulated investment company (“RIC”) for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, Core NII may provide a better indication of our estimated taxable income for a reporting period than GAAP NII; we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that these non-GAAP measures may not serve as useful indicators of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our Core NII.

The following table provides a reconciliation of GAAP NII to Core NII for the three months ended September 30, 2018:

	Three Months Ended
	September 30, 2018
	Amount	Per Share Amount
GAAP net investment income	$11,737,771	$0.352
CLO equity adjustments	3,481,202	0.105
Core net investment income	$15,218,973	$0.457

SEMI-ANNUAL REPORT TO STOCKHOLDERS

On November 5, 2018, the Company filed its Semi-Annual Report to stockholders for the period from April 1, 2018 to September 30, 2018. The text of the Semi-Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2018

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

November 5, 2018

To Our Stockholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the six months ended September 30, 2018. The net asset value of our shares at that date was $9.93 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at September 30, 2018 was $10.60, up from $10.13 at March 31, 2018. The total return based on market value for Oxford Lane, for the six months ended September 30, 2018, as reflected in the Fund’s financial highlights, was 12.86%. This return reflects the change in market price for the six month period ended September 30, 2018, as well as the impact of $0.81 per share in distributions declared and paid. The total return based on net asset value (“NAV”) for the six months ended September 30, 2018, as reflected in the Fund’s financial highlights, was 6.55%. Please refer to “Note 13. Financial Highlights” for further details. On November 2, 2018, the last reported sale price of the Fund’s common stock was $10.50.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made, those distributions may represent a return of capital on a tax basis. While reportable GAAP revenue from our CLO equity investments for the six months ended September 30, 2018 was approximately $41.6 million, we received or were entitled to receive approximately $68.9 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return over its investment horizon. Our current focus is to seek that return by investing in equity and junior tranches of CLO vehicles(1), which are collateralized primarily by a diverse portfolio of senior loans, and which generally have little to no exposure to real estate loans, mortgage loans or pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior loans that may be used to form the basis of a CLO vehicle. As of September 30, 2018, we held debt investments in three different CLO structures, equity investments in approximately 100 different CLO structures and two investments in warehouse facilities.

Structurally, CLO vehicles are entities formed to purchase and manage a portfolio of loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term. We believe that a number of factors support this conclusion, including:

—   The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be beneficial in periods of market volatility.

—   The market to invest in warehouse facilities has created additional attractive risk-adjusted investment opportunities for us.

—   Investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis best conducted by knowledgeable market participants.

—   The U.S. CLO market is relatively large with total assets under management of approximately $544 billion.(2) We estimate that the notional amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) is approximately $26 billion and the notional amount outstanding of the equity tranches is approximately $52 billion.(3)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 14. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment opportunities in the current market environment, and we expect that our portfolio holdings, over the near to intermediate-term, will continue to be comprised of CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities and warehouse facilities.

Jonathan H. Cohen

Chief Executive Officer

____________

1.   A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

2.   As of September 30, 2018 — Source: Wells Fargo Securities, The CLO Monthly Market Overview, dated October 2, 2018.

3.   Oxford Lane has estimated this amount based in part on the Wells Fargo Securities report (noted in footnote 2 above).

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2018
(unaudited)

Investment	Maturity	Fair Value	% of Net Assets
Atrium XII CLO – CLO subordinated notes	April 22, 2027	$30,938,625	8.57%
Madison Park Funding XXX, Ltd. – CLO subordinated notes	April 15, 2029	$21,471,630	5.95%
MidOcean Credit CLO VI – CLO income notes	January 20, 2029	$18,772,000	5.20%
Madison Park Funding XXIX, Ltd. – CLO subordinated warehouse notes	March 10, 2020	$18,000,000	4.99%
Venture 33 CLO, Limited – CLO subordinated notes	July 15, 2031	$17,053,125	4.73%
OFSI Fund VII, Ltd. – CLO subordinated notes	October 18, 2026	$15,862,000	4.39%
Venture XXI CLO, Limited – CLO subordinated notes	July 15, 2027	$15,503,000	4.30%
Shackleton 2013-IV-R CLO, Ltd. – CLO subordinated notes	April 13, 2031	$14,602,747	4.05%
Madison Park Funding XXIX, Ltd. – CLO subordinated notes	October 18, 2030	$14,413,960	3.99%
THL Credit Wind River 2014-3 CLO Ltd. – CLO subordinated notes	October 22, 2031	$13,747,300	3.81%

Portfolio Investment Breakdown as of September 30, 2018
(Excludes cash and cash equivalents and other assets)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(unaudited)

September 30, 2018
ASSETS
Investments, at fair value (cost: $583,320,655)	$560,006,658
Cash and cash equivalents	7,957,188
Distributions receivable	8,981,923
Deferred offering costs on common stock	355,995
Interest receivable, including accrued interest purchased	198,743
Fee receivable	74,755
Prepaid expenses and other assets	32,501
Total assets	577,607,763

LIABILITIES
Mandatorily redeemable preferred stock, net of discount and deferred issuance costs (10,000,000 shares authorized, 6,345,416 shares issued and outstanding)	152,307,833
Securities sold under agreement to repurchase	42,493,500
Securities purchased not settled	15,190,260
Incentive fees payable to affiliate	2,934,442
Investment advisory fee payable to affiliate	2,775,092
Interest payable	589,422
Accrued expenses	308,412
Directors’ fees payable	66,250
Accrued offering costs	17,274
Administrator expense payable	11,767
Total liabilities	216,694,252

COMMITMENTS AND CONTINGENCIES (Note 11)

NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 36,357,391 shares issued and outstanding	$360,913,511

NET ASSETS consist of:
Paid in capital	$452,809,888
Accumulated net realized losses on investments	(56,531,199)
Accumulated realized gains on redemption of debt	574,950
Net unrealized depreciation on investments	(23,313,997)
Distribution in excess of net investment income	(12,626,131)
Total net assets	$360,913,511

Net asset value per common share	$9.93
Market price per share	$10.60
Percentage of market price premium to net asset value per share	6.75%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Dryden 42 Senior Loan Fund
CLO secured notes – Class FR(3)(4)(6), 9.54% (LIBOR + 7.20%, due July 15, 2030)	$1,371,000	$1,236,309	$1,277,772

Mountain Hawk II CLO, Ltd.
CLO secured notes – Class E(3)(4)(6), 7.15% (LIBOR + 4.80%, due July 20, 2024)	8,000,000	6,915,655	7,424,000

OZLM XXII, Ltd.
CLO secured notes – Class E(3)(4)(6), 9.73% (LIBOR + 7.39%, due January 17, 2031)	2,670,000	2,580,933	2,500,722
Total Structured Finance		$10,732,897	$11,202,494	3.10%
Total Collateralized Loan Obligation – Debt Investments		$10,732,897	$11,202,494	3.10%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.37%, maturity April 30, 2031)	$2,100,000	$1,211,162	$1,197,000

AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.28%, maturity November 10, 2030)	11,428,571	5,662,161	5,028,571

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.40%, maturity January 15, 2030)	4,000,000	4,088,584	3,669,236

Apidos CLO XXI
CLO subordinated notes(5)(7), (Estimated yield 16.96%, maturity July 18, 2027)	8,700,000	6,273,483	5,916,000

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 19.90%, maturity April 25, 2031)	9,750,000	8,302,511	8,970,000

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 33.83%, maturity October 17, 2026)	5,750,000	4,926,709	4,881,406

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.66%, maturity October 15, 2027)	5,100,000	4,293,177	3,585,026

Atrium XII CLO
CLO subordinated notes(5)(7)(12), (Estimated yield 25.92%, maturity April 22, 2027)	34,762,500	24,456,220	30,938,625

Babson CLO Ltd. 2016-III
CLO subordinated notes(5)(7), (Estimated yield 15.22%, maturity January 15, 2028)	3,750,000	2,606,636	2,550,000

Battalion CLO VI Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield -6.73%, maturity October 17, 2026)	5,000,000	1,439,894	1,000,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.80%, maturity July 17, 2028)	$26,900,000	$17,555,339	$12,912,000

Benefit Street Partners CLO V Ltd.
CLO preference shares(5)(7)(11), (Estimated yield 0.00%, maturity October 20, 2026)	11,500,000	1,307,569	920,000

Blue Hill CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity January 15, 2026)	15,125,000	783,578	—
CLO subordinated fee notes(8), (Maturity January 15, 2026)	96,635	17,931	—

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield -5.79%, maturity April 16, 2026)	2,000,000	799,660	520,000

Bristol Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 11.95%, maturity April 15, 2029)	10,000,000	7,777,702	7,000,000

Canyon Capital CLO 2015-1, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 23.66%, maturity April 15, 2029)	10,000,000	6,010,714	6,400,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.98%, maturity April 18, 2025)	16,500,000	10,422,586	11,273,155

Covenant Credit Partners CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.36%, maturity October 17, 2026)	8,650,000	2,652,361	2,595,000
CLO subordinated fee notes(8), (Maturity October 17, 2026)	850,000	57,120	53,244

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.18%, maturity October 15, 2029)	5,250,000	2,460,739	2,415,000

Cathedral Lake II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.20%, maturity July 16, 2029)	2,875,000	1,993,284	1,955,000

CIFC Funding 2013-II, Ltd.
CLO income notes(5)(7), (Estimated yield 20.32%, maturity October 18, 2030)	10,532,500	4,790,688	4,844,950

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7), (Estimated yield 17.95%, maturity July 22, 2026)	11,000,000	6,859,509	5,940,000

CIFC Funding 2014, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.94%, maturity January 18, 2031)	8,500,000	4,986,412	4,420,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Dryden 42 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 21.67%, maturity July 15, 2030)	$7,000,000	$4,712,676	$4,994,913

Dryden 49 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 16.19%, maturity July 18, 2030)	6,425,000	5,302,337	4,947,250

Dryden 54 Senior Loan Fund
CLO subordinated notes(5)(7)(9), (Estimated yield 17.73%, maturity October 19, 2029)	2,500,000	2,040,226	2,000,000

Ellington CLO II, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 21.23%, maturity February 15, 2029)	4,000,000	3,675,777	3,560,000

Figueroa CLO 2013-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.44%, maturity June 20, 2027)	8,500,000	4,287,663	4,675,000

Golub Capital Partners CLO 35(B), Ltd.,
CLO subordinated notes(5)(7), (Estimated yield 17.62%, maturity July 20, 2029)	14,200,000	10,256,939	9,940,000

Halcyon Loan Advisors Funding 2015-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.35%, maturity April 20, 2027)	7,000,000	3,699,175	3,500,000

Halcyon Loan Advisors Funding 2015-2 Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 30.91%, maturity July 25, 2027)	6,000,000	3,380,528	3,300,000

Halcyon Loan Advisors Funding 2018-1 Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 18.49%, maturity July 20, 2031)	11,250,000	10,513,848	10,350,000

Hull Street CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield -28.71%, maturity October 18, 2026)	15,000,000	5,988,797	3,000,000

ICG US CLO 2016-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.58%, maturity July 29, 2028)	4,750,000	4,744,998	4,080,773

Ivy Hill Middle Market Credit VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.74%, maturity October 20, 2029)	5,400,000	4,552,412	3,720,535

Jamestown CLO III, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 3.07%, maturity January 15, 2026)	15,575,000	2,483,795	1,401,750

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.51%, maturity July 15, 2026)	9,500,000	3,442,545	2,143,319

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Jamestown CLO V, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.41%, maturity January 17, 2027)	$8,500,000	$3,149,855	$2,720,000

Jamestown CLO VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.06%, maturity July 25, 2027)	7,000,000	4,840,840	4,620,000

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.67%, maturity April 15, 2029)	15,640,000	7,237,987	6,778,230

Madison Park Funding X, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.54%, maturity January 20, 2025)	6,000,000	5,272,581	5,400,000

Madison Park Funding XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.34%, maturity October 23, 2025)	1,236,843	868,283	816,316

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.53%, maturity January 20, 2028)	892,188	818,061	813,006

Madison Park Funding XXV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.05%, maturity April 25, 2029)	1,300,000	1,198,558	1,261,000

Madison Park Funding XXVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.61%, maturity April 20, 2030)	1,837,500	1,792,568	1,984,500

Madison Park Funding XXIX, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.67%, maturity October 18, 2030)	17,000,000	14,432,521	14,413,960

Madison Park Funding XXIX, Ltd.
CLO subordinated warehouse notes(5)(7)(10), (Estimated yield 13.96%, maturity March 10, 2020)	18,000,000	18,000,000	18,000,000

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.07%, maturity April 15, 2029)	20,000,000	18,355,965	21,471,630

Midocean Credit CLO VI
CLO income notes(5)(7)(12), (Estimated yield 11.45%, maturity January 20, 2029)	24,700,000	20,858,693	18,772,000

Mountain Hawk II CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield -17.33%, maturity July 20, 2024)	25,670,000	7,122,714	3,593,800

Mountain View CLO 2014-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 41.93%, maturity October 15, 2026)	15,000,000	4,029,441	3,859,182

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Northwoods Capital XI-B, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 18.48%, maturity April 19, 2031)	$5,000,000	$4,906,952	$4,900,000

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.24%, maturity January 22, 2030)	3,168,750	2,047,933	2,028,000

Octagon Investment Partners 27, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.90%, maturity July 15, 2030)	5,000,000	3,363,848	3,418,945

Octagon Investment Partners 33, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.44%, maturity January 20, 2031)	10,000,000	9,123,403	9,200,000

Octagon Investment Partners 38, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 17.95%, maturity July 20, 2030)	5,000,000	4,321,842	4,156,250

Octagon Investment Partners 40, Ltd.
CLO subordinated warehouse notes(5)(7)(10), (Estimated yield 12.04%, maturity September 10, 2020)	6,250,000	6,250,000	6,250,000

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 5.13%, maturity October 18, 2026)	28,840,000	20,174,765	15,862,000

OFSI BSL IX, LTD.
CLO preferred shares(5)(7)(9), (Estimated yield 20.95%, maturity July 15, 2031)	11,480,000	10,089,828	10,676,400

OZLM Funding III, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 13.89%, maturity January 22, 2029)	12,000,000	7,349,775	7,320,000

OZLM XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.86%, maturity April 30, 2027)	6,750,000	4,337,628	4,185,000

OZLM XIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.42%, maturity July 30, 2027)	4,000,000	3,020,056	2,547,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 12.56%, maturity January 15, 2029)	10,000,000	8,249,149	7,217,965

Regatta III Funding Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2026)	3,750,000	161,958	75,701

Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.24%, maturity April 13, 2031)	16,750,000	13,949,262	14,602,747

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Shackleton 2015-VII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.75%, maturity July 15, 2031)	$10,500,000	$8,706,176	$7,350,000

Shackleton 2017-X CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.17%, maturity April 20, 2029)	10,000,000	9,075,874	7,700,000

Sheridan Square CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2025)	3,300,000	167,753	49,500

Sound Point CLO VI, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.77%, maturity October 20, 2026)	8,093,378	4,613,840	4,046,689

Sound Point CLO VIII, Ltd.
CLO subordinated fee notes(8), (Maturity April 15, 2027)	224,719	202,247	26,336

Sound Point CLO XVIII, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 16.66%, maturity January 21, 2031)	3,500,000	3,658,000	3,640,000

Steele Creek CLO 2016-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.84%, maturity June 15, 2031)	4,000,000	3,650,953	3,760,000

Symphony CLO XVIII, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 19.21%, maturity January 23, 2028)	5,500,000	4,059,824	3,960,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.14%, maturity July 17, 2026)	14,332,210	9,082,595	7,739,393

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.95%, maturity January 17, 2030)	11,350,000	7,422,850	7,142,674

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.04%, maturity January 17, 2027)	6,250,000	4,027,940	3,519,523

THL Credit Wind River 2014-3 CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 20.06%, maturity October 22, 2031)	19,639,000	14,937,966	13,747,300

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.84%, maturity April 18, 2029)	12,000,000	10,288,221	8,880,000

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 32.35%, maturity July 20, 2029)	6,300,000	2,420,380	2,646,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.86%, maturity January 20, 2030)	$13,270,000	$11,899,286	$11,943,000

Venture XIV CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 18.73%, maturity August 28, 2029)	8,250,000	4,745,301	4,455,000

Venture XV CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 12.45%, maturity July 15, 2028)	6,500,000	4,522,028	4,095,000

Venture XVII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 18.04%, maturity April 15, 2027)	17,000,000	11,703,352	11,203,294

Venture XX CLO, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 12.02%, maturity April 15, 2027)	6,000,000	4,544,182	4,380,000

Venture XXI CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 18.58%, maturity July 15, 2027)	20,950,000	14,832,538	15,503,000

Venture 33 CLO, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 19.19%, maturity July 15, 2031)	20,062,500	17,299,850	17,053,125

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.30%, maturity October 15, 2028)	10,000,000	8,360,865	8,200,000

Zais CLO 8, Limited
CLO subordinated notes(5)(7), (Estimated yield 25.28%, maturity April 15, 2029)	3,000,000	2,471,778	3,060,000

Zais CLO 9, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 18.81%, maturity July 20, 2031)	4,000,000	3,752,048	3,820,000

Other CLO equity related investments
CLO other(8)		—	3,342,945
		$572,587,758	$548,804,164	152.06%
Total Collateralized Loan Obligation - Equity Investments		$572,587,758	$548,804,164	152.06%

Total Investments		$583,320,655	$560,006,658	155.16%

Cash and Cash Equivalents
First American Government Obligations Fund(13)		$7,957,188	$7,957,188

Total Cash and Cash Equivalents		$7,957,188	$7,957,188	2.20%

Total Investments, Cash and Cash Equivalents		$591,277,843	$567,963,846	157.36%

____________

(1)  We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2018
(unaudited)

(2)  Fair value is determined in good faith by the Board of Directors of the Fund.

(3)  Notes bear interest at variable rates.

(4)  Cost value reflects accretion of original issue discount or market discount.

(5)  Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)  The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2018.

(7)  The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)  Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(9)  Investment has not made inaugural distribution for relevant period end. See “Note 3. Summary of Significant Accounting Policies — Investment Income.”

(10) The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(11) The CLO equity investment was optionally redeemed. See “Note 3. Summary of Significant Accounting Policies —  Securities Transactions.”

(12) Securities held as collateral pursuant to repurchase agreement with Nomura Securities International, Inc. See “Note 3. Summary of Significant Accounting Policies — Investment Valuation.”

(13) Represents cash equivalents held in a money market account as of September 30, 2018.

(14) The fair value of the investment was determined using significant unobservable inputs. See “Note 4. Fair Value.”

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(unaudited)

Six Months Ended September 30, 2018
INVESTMENT INCOME
Income from securitization vehicles and investments	$41,578,263
Interest income – debt investments	818,715
Other income	715,481
Total investment income	43,112,459

EXPENSES
Interest expense	7,499,992
Investment advisory fees	5,373,326
Incentive fees	5,801,690
Professional fees	365,230
Administrator expense	334,457
Directors’ fees	152,000
General and administrative	232,252
Insurance expense	82,989
Transfer agent and custodian fees	63,757
Total expenses	19,905,693
Net investment income	23,206,766
Net change in unrealized depreciation on investments	(8,208,832)
Net realized gain on investments	1,695,920
Net realized gain and net change in unrealized depreciation	(6,512,912)
Net increase in net assets resulting from operations	$16,693,854

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2018	Year Ended March 31, 2018
	(unaudited)
Increase in net assets from operations:
Net investment income	$23,206,766	$40,353,995
Net realized gains on investments	1,695,920	625,683
Net realized losses on the redemption of mandatorily redeemable preferred stock	—	(1,709,991)
Net change in unrealized depreciation on investments	(8,208,832)	(1,264,099)
Net increase in net assets resulting from operations	16,693,854	38,005,588
Distributions of net investment income	(23,960,604)	(35,198,279)
Distributions of return of capital	(1,709,638)	(6,318,441)
Total distributions to stockholders	(25,670,242)	(41,516,720)

Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $1,813,352 and $1,090,419, respectively)	78,726,139	61,392,800
Reinvestment of dividends	1,233,647	—
Net increase in net assets from capital share transactions	79,959,786	61,392,800

Total increase in net assets	70,983,398	57,881,668
Net assets at beginning of period	289,930,113	232,048,445
Net assets at end of period (including distributions in excess of net investment income of $12,626,131 and $10,162,655, respectively)	$360,913,511	$289,930,113

Capital share activity:
Shares issued	7,467,718	6,017,467
Shares issued from reinvestment of dividends	120,774	—
Net increase in capital share activity	7,588,492	6,017,467

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(unaudited)

Six Months Ended September 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,693,854
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization/accretion of discounts and premiums	(114,251)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	342,496
Accretion of discount on mandatorily redeemable preferred stock	282,908
Amortization of deferred offering costs on common stock	201,515
Purchases of investments	(286,839,148)
Sales of investments	122,292,090
Repayments of principal and reductions to investment cost value	50,250,000
Net change in unrealized depreciation on investments	8,208,832
Net realized gain on investments	(1,695,920)
Net reductions to CLO equity cost value	27,285,448
Increase in distributions receivable	(3,923,068)
Decrease in fee receivable	6,402
Increase in interest receivable	(5,164)
Decrease in prepaid expenses and other assets	83,323
Increase in investment advisory fee payable	346,871
Increase in incentive fee payable	193,395
Increase in interest payable	59,464
Increase in directors’ fees payable.	7,500
Decrease in administrator expense payable	(19,297)
Increase in accrued expenses	4,519
Net cash used in operating activities	(66,338,231)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of dividend reinvestment plan of $1,233,647)	(24,436,595)
Proceeds from the issuance of common stock	80,539,491
Underwriting fees and offering costs for the issuance of common stock	(1,813,352)
Deferred offering costs	(328,347)
Net cash provided by financing activities	53,961,197

Net decrease in cash and cash equivalents	(12,377,034)

Cash and cash equivalents, beginning of period	20,334,222

Cash and cash equivalents, end of period	$7,957,188

SUPPLEMENTAL DISCLOSURES
Cash paid for interest.	$6,757,175
NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$1,233,647
Securities purchased not settled	$15,190,260
Receipt of distribution in-kind	$1,233,900

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-CSR. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial results for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSR for the year ended March 31, 2018, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

OXLC was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles, which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act.”) Oxford Funds, LLC (“Oxford Funds”), is the managing member of OXLC Management and serves as the administrator of OXLC. Under the investment advisory agreement with OXLC Management (the “Investment Advisory Agreement”), OXLC has agreed to pay OXLC Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 5. Related Party Transactions.”

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with GAAP, include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published on Form N-CSR to conform to the current period presentation for comparative purposes. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and cash held in a money market fund which contain investments with original maturities of three months or less. The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of OXLC’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. OXLC is required to specifically fair value each individual investment on a quarterly basis.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in Collateralized Loan Obligations (“CLO”) investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or the Adviser. If a third-party valuation firm is engaged by the Company, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Sold Under Agreement to Repurchase

The Fund has entered into an agreement whereby it sold securities to be repurchased at an agreed-upon price and date. In such an agreement, the Fund accounts for this transaction as a collateralized financing transaction and is recorded at its

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

contracted repurchase amount plus interest. The Fund’s securities sold under the agreement to repurchase are carried at cost; which approximates fair value. Refer to “Note 9. Borrowings Related to Securities Sold Under Agreement to Repurchase” for further details.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized for the six months ended September 30, 2018.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 8. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consist primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate as per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of September 30, 2018, the Fund had no non-accrual investments in its portfolio.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months or year.

Distributions

Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Distributions received on CLO equity investments which were optionally redeemed for which the cost basis has been reduced to zero are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of mandatorily redeemable preferred stock on the Fund’s Statement of Operations. Deferred issuance costs are presented on the Statement of Assets and Liabilities as a direct deduction from the related debt liability.

NOTE 4. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at September 30, 2018, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$11.2	$11.2

CLO equity	—	—	548.8	548.8

Total investments at fair value	—	—	560.0	560.0
Cash and cash equivalents	8.0	—	—	8.0
Total assets at fair value	$8.0	$—	$560.0	$568.0

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of September 30, 2018 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$86.0	$91.5	$—	$91.5	$—
New Series 2024 Term Preferred Shares	66.3	70.3	—	70.3	—
Total	$152.3	$161.8	$—	$161.8	$—

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 4. FAIR VALUE (cont.)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2018. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2018	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$11.2	Market quotes	NBIP(1)	92.8%-93.7% / 93.0%	NA

CLO equity	498.0	Market quotes	NBIP(1)	1.5%-108.0% / 65.5%	NA
	25.8	Recent Transaction	Actual trade	48.0%-91.1% / 60.5%	NA
	21.6	Yield Analysis	NBIP(1)	14.0%-65.9% / 37.0%	NA

CLO equity - side letters	3.4	Discounted cash flow(2)	Discount rate(2)	10.5%-16.0% / 14.2%	Decrease

Total Fair Value for Level 3 Investments	$560.0

____________

(1)  The Fund generally uses non-binding indicative prices (“NBIP”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

(2)  The Fund will calculate the fair value of certain CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(3)  Weighted averages are calculated based on fair value of investments.

(4)  The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the six months ended September 30, 2018, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2018	$12.7	$469.9	$482.6

Realized gains included in earnings	0.9	0.8	1.7

Unrealized depreciation included in earnings	0.5	(8.7)	(8.2)

Amortization of discounts and premiums	0.1	—	0.1

Purchases	32.5	245.5	278.0

Repayments and sales	(35.5)	(131.4)	(166.9)

Reductions to CLO equity cost value(1)	—	(27.3)	(27.3)

Transfers in and/or out of level 3	—	—	—

Balance at September 30, 2018	$11.2	$548.8	$560.0

The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$0.7	$(9.9)	$(9.2)

____________

(1)  Reduction to cost value on OXLC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the six months ended September 30, 2018, of approximately $68.9 million and the effective yield interest income of approximately $41.6 million. A reduction to cost value is not made for CLO warehouse investments.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers among Level 1, Level 2 and Level 3 during the six months ended September 30, 2018.

NOTE 5. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee (the “Base Fee” or “Investment Advisory Fee”) and an incentive fee.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays OXLC Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•     No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•     100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•     20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2018, the Fund recognized incentive fee expense of approximately $5.8 million. At September 30, 2018, the Fund had an incentive fee payable of approximately $2.9 million.

Oxford Funds assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

Until July 31, 2018, independent directors received an annual fee of $75,000, which was increased to $90,000 effective August 1, 2018. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 1.6% of the common stock of the Fund at September 30, 2018.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.

NOTE 6. CONCENTRATION OF CREDIT RISK

The Fund places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 7. DISTRIBUTIONS

For the six months ended September 30, 2018, the Fund declared and paid distributions on common stock of $0.81 per share, or $25,670,242. The Fund declared and paid distributions on common stock of $1.605 per share, or $41,516,720, for the year ended March 31, 2018. The tax character of distributions paid for the six months ended September 30, 2018 represented, on an estimated basis, $23,960,604 from ordinary income and $1,709,638 from tax return of capital. For the six months ended September 30, 2018, the amounts and sources of distributions reported are only estimates (based on an average of our three most recent years’ reported tax character) and are not being provided for U.S. tax reporting purposes. Because the Fund believes the historical tax characteristics of distributions is the most useful information which is readily available, the Fund has used the average of the three most recent years in providing the estimates herein. However, the timing and character of distributions for federal income tax purposes (which are determined in accordance with the U.S. federal tax rules which may differ from GAAP) may be materially different than the historical information the Fund used in providing the estimates herein. The tax character of distributions paid for the year ended March 31, 2018 represented, on an estimated basis, $35,198,279 from ordinary income and $6,318,441 from tax return of capital. The ultimate tax character of distributions is unknown until our tax return is filed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 7. DISTRIBUTIONS (cont.)

For the six months ended September 30, 2018 and the year ended March 31, 2018 the Fund also declared and paid dividends on preferred stock of $5,692,945 and $11,626,167, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

Pursuant to the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

For the fiscal year ended March 31, 2018, the Fund had available $58,073,106 of long-term capital losses, which can be used to offset future capital gains. These losses represent post-RIC modernization losses not subject to expiration. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2018, the Fund had no losses to defer.

As of March 31, 2018, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(58,073,106)
Unrealized depreciation on investments	(24,839,133)
Other timing differences	(7,750)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in CLO equity investments and permanent book/tax differences attributable to CLO equity investments. For the year ended March 31, 2018, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments, resulting in an increase of distributions in excess of investment income of $10,927,988, and a decrease in accumulated net realized loss on investments of $352,055. These amounts will be finalized before filing the federal tax return.

As of September 30, 2018, the aggregate gross unrealized appreciation for tax purposes was $21,411,630, and aggregate gross unrealized depreciation was $75,267,189. For tax purposes, the cost basis of the portfolio investments at September 30, 2018 was $613,862,217.

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 6,345,416 shares issued and outstanding at September 30, 2018. Since 2012 and through June 2017, the Fund completed underwritten public offerings of its 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”) and 6.75% Series 2024 Term Preferred Shares (the “New Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares”. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt.

On March 21, 2016, the Fund announced a program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Series 2023 Shares and up to $25 million worth of the outstanding shares of the Series 2024 Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

Under this repurchase program, the Fund repurchased 609,537 shares of the Series 2023 Shares, at an average price of $25.20 per share, and 2,712 shares of the Series 2024 Shares, at an average price of $25.40 per share, for the year ended March 31, 2017. In connection with the repurchased Series 2023 Shares, the Fund realized a net redemption loss of approximately $615,000, consisting of previously unamortized deferred issuance costs of approximately $490,000, in addition to repurchases at a net premium to par of approximately $125,000. In connection with the repurchased Series 2024 Shares, the Fund realized a net redemption loss of approximately $3,000, consisting of previously unamortized deferred issuance costs of approximately $2,000, in addition to repurchases at a net premium to par of approximately $1,000.

On March 14, 2017, the Fund entered into an equity distribution agreement to sell, through an “at-the-market” offering, up to 600,000 shares of the Fund’s Series 2023 Shares and up to 600,000 shares of the Fund’s Series 2024 Shares. The Fund sold a total of 600,000 shares of its Series 2023 Shares and 1,300 shares of its Series 2024 Shares pursuant to the “at-the-market” offering during the year ended March 31, 2017. The total amount of net proceeds raised under this “at-the-market” offering was approximately $15.0 million after deducting the sales agent’s commissions and offering expenses.

On June 14, 2017, the Fund completed an underwritten public offering of 2,729,415 shares of its newly designated New Series 2024 Shares at a public offering price of $25 per share, raising $68.2 million in gross proceeds. The New Series 2024 Shares are listed on the NASDAQ Global Select Market and trade under the symbol “OXLCM”.

On July 14, 2017 (the “Redemption Date”), the Fund redeemed all of the issued and outstanding shares (an aggregate of 2,020,179 shares) of the Series 2024 Shares for a redemption price of $25 per share plus $0.07336 in accrued but unpaid dividends per share to the Redemption Date, for an aggregate redemption price of $25.07336 per share. In connection with the July 14, 2017 redemption of approximately $50.5 million of the Series 2024 Shares, the Fund incurred redemption costs of approximately $1.7 million, which consisted of accelerated deferred issuance costs.

The Fund’s Term Preferred Share activity for the six months ended September 30, 2018, was as follows:

	Series 2023 Term Preferred Shares	New Series 2024 Term Preferred Shares	Total
Shares outstanding at March 31, 2018	3,616,001	2,729,415	6,345,416
Shares issued	—	—	—
Shares redeemed	—	—	—
Shares outstanding at September 30, 2018	3,616,001	2,729,415	6,345,416

The Fund’s Term Preferred Share balances as of September 30, 2018, were as follows:

	Series 2023 Term Preferred Shares	New Series 2024 Term Preferred Shares	Total
Principal value	$90,400,025	$68,235,375	$158,635,400
Deferred issuance cost	(1,660,383)	(1,919,437)	(3,579,820)
Discount	(2,747,747)	—	(2,747,747)
Carrying value	$85,991,895	$66,315,938	$152,307,833
Fair value(1)	$91,557,145	$70,282,436	$161,839,581
Fair value price per share(1)	$25.32	$25.75	—

____________

(1)  Represents the-- September 30, 2018 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2023 Term Preferred Shares	New Series 2024 Term Preferred Shares
Offering price per share	$25.00	$ 25.00
Term redemption date	June 30, 2023	June 30, 2024
Term redemption price per share	$25.00	$ 25.00
Optional redemption date	June 30, 2016	June 30, 2020
Stated interest rate	7.50%	6.75%

The Fund’s Term Preferred Shares had no accrued interest payable at September 30, 2018. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of September 30, 2018, OXLC had a deferred debt issuance cost balance of approximately $3.6 million related to the issuance of the Term Preferred Shares. Aggregate net discount on the Series 2023 Shares at the time of issuance totaled approximately $5.3 million. As of September 30, 2018, OXLC had an unamortized discount balance of approximately $2.7 million. These amounts are being amortized and are included in interest expense in the Statement of Operations over the term of the respective shares. The realized gain on redemption of debt incurred in prior periods was reclassified from Interest expense in the Statement of Operations to conform with the current period presentation.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the six months ended September 30, 2018:

	Series 2023 Term Preferred Shares	New Series 2024 Term Preferred Shares	Total
Stated interest expense(1)	$3,390,001	$2,302,944	$5,692,945
Amortization of deferred issuance costs.	175,231	167,265	342,496
Discount expense	282,908	—	282,908
Total interest expense	$3,848,140	$2,470,209	$6,318,349

Effective interest rate(2)	8.49%	7.18%	7.83%
Cash paid for interest	$3,390,001	$2,302,944	$5,692,945

____________

(1)  Stated interest is composed of distributions declared and paid of approximately $5.7 million for the six months ended September 30, 2018.

(2)  Represents the weighted average effective rate for each respective series of Term Preferred Shares.

NOTE 9. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE

On January 2, 2018, the Fund entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the MRA and a transaction confirmation, Oxford Lane entered into a repurchase transaction (the “Repo”) with Nomura pursuant to which the Fund sold CLO securities to Nomura with a market value of approximately $106.2 million, at January 2, 2018, for a purchase price of approximately $42.5 million. At the end of the Repo term, the Fund is obligated to repurchase those securities from Nomura, and Nomura is obligated to sell the securities to the Fund, for the original purchase price of $42.5 million plus accrued but unpaid funding costs. The Repo had a nine-month term, from trade date, that may be extended by mutual agreement. The Repo has a funding cost of 3-month LIBOR plus 3.15 percent per annum, which may be adjusted in the event of an extension of the Repo term. On July 23, 2018, OXLC entered into an amended and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 9. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE (cont.)

restated MRA with Nomura to extend the Repo term. Under this agreement, the term of the Repo was extended until April 2, 2019. The Fund treats the transaction as a secured financing for financial reporting purposes in accordance with GAAP.

As of September 30, 2018, and pursuant to the terms of the MRA with Nomura, the Fund had an interest payable of approximately $0.6 million. In connection with the Repo funding costs, the Fund recognized interest expense of approximately $1.2 million for the six months ended September 30, 2018.

The following table presents information about certain assets and liabilities representing financial instruments as of September 30, 2018:

		Amounts not offset in the Statement of Assets and Liabilities
	Gross and Net amounts presented in the Statement of Assets and Liabilities	Financial instruments	Securities collateral	Net amount
Liabilities
Securities sold under agreements to repurchase	$ (42,493,500)	$ —	$ 42,493,500	$ —
	$(42,493,500)	$—	$42,493,500	$—

The following table summarizes the Fund’s outstanding borrowings by remaining maturity as of September 30, 2018:

	Remaining Contractual Maturity of the Agreements
Remaining Maturity	Overnight and Continuous	Up to 30 days	30 - 90 days	Greater Than 90 days	Total
Borrowings related to securities sold under agreement to repurchase
CLO equity investments	$—	$—	$—	$42,493,500	$42,493,500
Total borrowings related to securities sold under agreement to repurchase	$—	$—	$—	$42,493,500	$42,493,500

The following table presents the principal value, carrying value and fair value of the Fund’s securities sold under its outstanding borrowing agreement to repurchase as of September 30, 2018:

	Principal Amount	Cost	Fair Value	% of Net Assets
Atrium XII CLO - CLO subordinated notes	$ 34,762,500	$ 24,456,220	$ 30,938,625	8.57%
Madison Park Funding XXX, Ltd. - CLO subordinated notes	17,550,000	16,107,359	18,841,355	5.22%
Midocean Credit CLO VI - CLO income notes	24,700,000	20,858,693	18,772,000	5.20%
OZLM XIV, Ltd. - CLO subordinated notes	10,000,000	8,249,149	7,217,965	2.00%
THL Credit Wind River 2014-3 CLO Ltd. - CLO subordinated notes	18,530,000	14,094,430	12,971,000	3.59%
THL Credit Wind River 2017-l CLO Ltd. - CLO subordinated notes	12,000,000	10,288,221	8,880,000	2.46%
	$117,542,500	$94,054,072	$97,620,945	27.04%

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 10. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $278.0 million, comprised of approximately $262.8 million of purchases for the six months ended September 30, 2018 and approximately $15.2 million of purchases unsettled as of September 30, 2018. The Fund’s sales and repayments of securities totaled approximately $166.9 million, comprised of approximately $116.6 million of sales, and approximately $50.3 million of repayments, excluding short-term investments, for the six months ended September 30, 2018.

NOTE 11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2018, the Fund had a commitment to fund an additional $18.75 million of Octagon Investment Partners 40 Ltd. Preference Warehouse Shares.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 12. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 13. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2018 and years ended March 31, 2018, 2017, 2016, 2015 are as follows:

	Six Months Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value at beginning of period	$10.08	$10.20	$7.04	$14.08	$16.26
Net investment income(1)	0.74	1.61	1.54	1.64	1.37
Net realized and unrealized (losses) gains(2)	(0.19)	(0.12)	3.87	(6.28)	(1.14)
Total from investment operations	0.55	1.49	5.41	(4.64)	0.23
Distributions of net investment income(3)	(0.76)	(1.36)	(2.40)	(2.44)	(2.26)
Distributions from realized gain on investments(3)	—	—	—	—	(0.14)
Distributions of return of capital(3)	(0.05)	(0.25)	—	—	—
Distributions per share based on weighted average share impact(3)	(0.01)	(0.05)	(0.09)	(0.06)	(0.02)
Total distributions(3)	(0.82)	(1.66)	(2.49)	(2.50)	(2.42)
Effect of shares issued/repurchased, net of underwriting expense	0.13	0.06	0.25	0.11	0.02
Effect of offering costs	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Effect of shares issued/repurchased, net	0.12	0.05	0.24	0.10	0.01
Net asset value at end of period	$9.93	$10.08	$10.20	$7.04	$14.08

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS (cont.)

	Six Months Ended September 30, 2018	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per share market value at beginning of period	$10.13	$11.13	$8.45	$14.82	$16.70
Per share market value at end of period	$10.60	$10.13	$11.13	$8.45	$14.82
Total return based on market value(4)	12.86%	6.41%	66.38%	(28.97% )	3.34%
Total return based on net asset value(5)	6.55%	14.56%	78.98%	(32.95% )	1.35%
Shares outstanding at end of period	36,357,391	28,768,899	22,751,432	18,751,696	15,972,381

Ratios/Supplemental Data
Net assets at end of period (000’s)	$360,914	$289,930	$232,048	$131,950	$224,933
Average net assets (000’s)	$312,329	$254,893	$173,005	$185,211	$239,703
Ratio of net investment income to average daily net assets	14.86%	15.83%	17.78%	15.57%	8.88%
Ratio of expenses to average daily net assets	12.75%	13.52%	15.71%	16.60%	10.58%
Portfolio turnover rate(6)	34.23%	53.42%	69.08%	32.02%	69.05%

____________

(1)  Represents net investment income per share for the period, based upon average shares outstanding.

(2)  Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in net asset value per share.

(3)  Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at respective fiscal year end, see “Note 7. Distributions”.

(4)  Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)  Total return based on net asset value (“NAV”) is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s dividend reinvestment plan divided by the beginning NAV per share.

(6)  Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Exclude from both numerator and denominator, the fair value of all investments whose maturity date was one year or less.

NOTE 14. RISKS AND UNCERTAINTIES

The U.S. capital markets have experienced periods of volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies. Additionally,

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

the OXLC Management’s investment team manages the portfolio of Oxford Bridge, LLC and Oxford Bridge II, LLC, limited liability companies that invest principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the Securities and Exchange Commission issued the Order permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OXLC Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in OXLC Management’s net investment income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of September 30, 2018, the CLO vehicles in which the Fund was invested had average leverage of 10.5 times and ranged from approximately 6.0 times to 12.9 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO.

Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, the Fund believes that this may create opportunities and additional risks for the Fund in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs”.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. However, since most of the collateral positions within the CLO investments have LIBOR floors below LIBOR currently, there may be corresponding increases in investment income with an increase in LIBOR.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

We are required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund (“QEF”) election or are CFCs. To the extent that such CLOs do not distribute all of their earnings and profits on a current basis, we may fail to qualify as a RIC. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code (the “90% Income Test”). Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. On September 28, 2016, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90%Income Test unless the Fund receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, the Fund may fail to qualify as a RIC. If these regulations are finalized, the Fund will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018.

Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 3. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

The Fund’s Term Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%.

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 8. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) to improve the effectiveness of fair value measurement disclosures. This amendment modifies the disclosure requirements on fair value measurements based on the concepts in FASB Concepts Statement, Conceptual Framework for Financial Reporting- Chapter  8: Notes to Financial Statements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and early adoption is permitted. Management has adopted the amendments in ASU 2018-13 as of September 30, 2018. The adoption did not have a material impact on the Fund’s financial statements and disclosures.

In March 2017, the FASB ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has assessed these changes and does not believe they will have a material impact on the Fund’s financial statements and disclosures.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. Management adopted the new guidance as of April 1, 2018 and the adoption did not have a material impact on the Fund’s financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. Management adopted the new guidance as of April 1, 2018 and the adoption did not have a material impact on the Fund’s financial statements.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(unaudited)

NOTE 16. ISSUANCES OF COMMON STOCK

The Fund sold a total of 7,467,718 shares of common stock pursuant to an “at-the-market” offering during the six months ended September 30, 2018. The total amount of capital raised under these issuances was approximately $80.5 million and net proceeds were approximately $78.7 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 6,017,467 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2018. The total amount of capital raised under these issuances was approximately $62.5 million and net proceeds were approximately $61.4 million after deducting the sales agent’s commissions and offering expenses.

For the six months ended September 30, 2018, the Fund issued 120,774 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2018, the Fund did not issue any shares of common stock in connection with the distribution reinvestment plan. For the six months ended September 30, 2018 and the year ended March 31, 2018, as part of our distribution reinvestment plan for our common stockholders, our distribution reinvestment administrator purchased 23,527 shares and 223,180 shares, respectively, of our common stock for $0.2 million and $2.3 million, respectively, in the open market to satisfy the reinvestment portion of our distributions.

NOTE 17. SUBSEQUENT EVENTS

On October 30, 2018, the Board of Directors declared monthly distributions of $0.135 per share on its common stock, as follows:

Month Ending	Record Date	Payment Date
January 31, 2019	January 24, 2019	January 31, 2019
February 28, 2019	February 21, 2019	February 28, 2019
March 31, 2019	March 22, 2019	March 29, 2019

On October 30, 2018, the Board of Directors declared the required monthly dividends on its Series 2023 and New Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	2018 / 2019 Record Dates	2018 / 2019 Payable Dates
Series 2023	$0.15625	December 24, January 24, February 21	December 31, January 31, February 28
New Series 2024	$0.140625	December 24, January 24, February 21	December 31, January 31, February 28

In accordance with their terms, each of the Series 2023 Shares and New Series 2024 Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Shares and New Series 2024 Shares.

On October 11, 2018, Oxford Lane Capital Corp. entered into an amended and restated MRA with Nomura to extend the Repo term. Under this agreement, the term of the Repo was extended by three months until July 2, 2019.

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Securities and Exchange Commission website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	53	Chief Executive Officer and Director	2010	2019
Saul B. Rosenthal	50	President and Director	2010	2021
Independent Directors
Mark J. Ashenfelter	58	Chairman of the Board of Directors	2010	2019
John Reardon	52	Director	2010	2020
David S. Shin	50	Director	2010	2021

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	58	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	63	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Mr. Cohen has also served since 2015 as Chief

Executive Officer of Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC and Oxford Bridge II, LLC, private investment funds. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company and since 2015 as President of Oxford Bridge Management, LLC. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of LiftForward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group. Prior to this he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC and Oxford Bridge II, LLC, private investment funds. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC and Oxford Bridge II, LLC, private investment funds. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2018:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$49,000	—	$49,000
John Reardon	$49,000	—	$49,000
David S. Shin	$54,000	—	$54,000

____________

(1) For a discussion of the independent directors’ compensation, see below.

(2)  We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

Until July 31, 2018, independent directors received an annual fee of $75,000, which was increased to $90,000 effective August 1, 2018. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 31, 2018, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•     The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including the responses in a questionnaire regarding Oxford Lane Management’s investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•     The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;

•     Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were reasonable;

•     Our historical and projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•     Any existing and potential sources of indirect income to Oxford Lane Management or Oxford Funds from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;

•     The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•     The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;

•     The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and

•     The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on September 25, 2018 and submitted matter to vote of the stockholders. At the Meeting, stockholders elected two nominees for directors, to serve for a three-year term to expire at the 2021 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
Saul B. Rosenthal(1)	32,589,223	2,457,536
David S. Shin(1)	31,239,555	3,807,204

____________

(1)  Mr. Rosenthal and Mr. Shin were elected by the holders of our common stock and preferred stock, voting together as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to stockholders during the six months ended September 30, 2018 were approximately $25.7 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•     It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•     We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•     If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors

Mark J. Ashenfelter, Chairman of the Board of Directors

John Reardon

David S. Shin

Interested Directors(1)

Jonathan H. Cohen

Saul B. Rosenthal

OFFICERS

Jonathan H. Cohen, Chief Executive Officer

Saul B. Rosenthal, President

Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer

Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER

Oxford Lane Management, LLC

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

____________

(1)  As defined under the Investment Company Act of 1940, as amended.